                                                                       10-K 1998
                                                                      Exhibit 21

                           Significant Subsidiaries

Listed below are the significant first tier subsidiaries of the Registrant, along with the total number of active subsidiaries directly or indirectly owned by each as of January 31, 1999. Certain second and third tier subsidiaries, though included in the numbers, are also shown by name. Ownership is 100% unless otherwise indicated. The business activities of the subsidiaries have been keyed as follows: (a) Oilfield Services, (b) Resource Management Services, (c) Test & Transactions, (d) Cable & Wireless Omnes, (e) Other.

                                                                              US                    Non-US
                                                                              --                    ------
 SCHLUMBERGER B.V., Netherlands (e)                                                                  25(a)*
                                                                                                     56(b)**
                                                                                                     12(c)***
                                                                                                      5(d)****
                                                                                                     16(e)
       SERVICES PETROLIERS SCHLUMBERGER, France (a)
       SCHLUMBERGER INDUSTRIES, France  (c)
       SCHLUMBERGER CANADA LIMITED, Ontario (e)
       SCHLUMBERGER PLC, U.K. (e)
       SCHLUMBERGER GmbH, Germany  (e)
              SCHLUMBERGER AEG ZAHLER GmbH (c)
       OMNES B.V., Netherlands (d)
              OMNES S.A., France (d)
SCHLUMBERGER ANTILLES N.V., Netherlands Antilles (a)                                                  8(a)
       SEDCO FOREX OFFSHORE INTERNATIONAL  N.V. (LIMITED),
       Netherlands Antilles (a)
       SCHLUMBERGER OFFSHORE SERVICES N.V. (LIMITED),
       Netherlands Antilles (a)
SCHLUMBERGER OILFIELD HOLDINGS LIMITED, B.V.I. (a)                                                  133(a)*****
                                                                                                      3(e)
       DOWELL SCHLUMBERGER CORPORATION, B.V.I. (a)
       SCHLUMBERGER HOLDINGS LIMITED, B.V.I. (e)
             SCHLUMBERGER OVERSEAS, S.A., Panama  (a)
             SCHLUMBERGER SURENCO, S.A., Panama  (a)
       ANADRILL HOLDINGS LIMITED, B.V.I. (a)
       SCHLUMBERGER SEISMIC HOLDINGS LIMITED, B.V.I. (a)
       SEDCO FOREX HOLDINGS LIMITED, B.V.I. (a)
SCHLUMBERGER TECHNOLOGY CORPORATION, Texas (a)                             12(a)                     36(a)******
                                                                            2(b)                      1(c)
                                                                            6(c)
                                                                            2(d)*******               3(e)
       CAMCO INTERNATIONAL INC., Delaware (a)
SCHLUMBERGER TECHNOLOGIES, INC., Delaware (b)
              SCHLUMBERGER MALCO, INC.(b)
       SCHLUMBERGER RESOURCE MANAGEMENT SERVICES, INC., Delaware (c)
       SCHLUMBERGER COMMUNICATIONS, INC., Delaware (d)
              OMNES, Delaware, (d)

GECO A.S., Norway (a)                                                                                 2(a)
---------------------
*          Includes three  less-than-100% owned subsidiaries which are not named.
**         Includes three 50% owned subsidiaries and seven other less-than-100% owned subsidiaries which are not named.
***        Includes one 50% owned subsidiary and one other less-than-100% owned subsidiary which are not named.
****       Includes two 50% owned subsidiaries, one of which is named.
*****      Includes thirteen less-than-100% owned subsidiaries which are not named.
******     Includes three 50% owned subsidiaries and five other less-than-100% owned subsidiaries which are not named.
*******    Includes one 50% owned subsidiary which is named.


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